EQ ADVISORS TRUST – EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

SUPPLEMENT DATED AUGUST 1, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates information contained in the Summary Prospectus dated May 1, 2010 of the EQ/AllianceBernstein International Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”), as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain a copy of the Summary Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented May 24, 2010 and June 4, 2010, June 7, 2010, and August 1, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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The purpose of this Supplement is to provide you with information regarding a change to the Portfolio’s Principal Investment Strategy. Effective August 1, 2010 the following information is added to the “Investments, Risks, and Performance – Principal Investment Strategy” section of the Portfolio’s Prospectus.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies, to attempt to reduce the risks of adverse changes in currency values or to attempt to increase the Portfolio’s returns. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year.

As a result of this addition to the Portfolio’s investment strategy, effective August 1, 2010, the following risk disclosure is added to the “Investments, Risks, and Performance – Principal Risks” section of the Prospectus.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number or risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.